UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 7, 2026

ESCO TECHNOLOGIES INC.

 (Exact Name of Registrant as Specified in Charter)

Missouri	1-10596	43-1554045
(State or Other	(Commission	(I.R.S. Employer
Jurisdiction of Incorporation)	File Number)	Identification No.)

645 Maryville Centre Drive, Suite 300, St. Louis, Missouri	63141-5855
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 314-213-7200

Securities registered pursuant to section 12(b) of the Act:

Name of each exchange
Title of each class	Trading Symbol(s)	on which registered
Common Stock, par value $0.01 per share	ESE	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐   Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.113d-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).       Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition

Today, May 7, 2026, the Registrant is issuing a press release (furnished as Exhibit 99.1 to this report) announcing its fiscal 2026 second quarter financial and operating results. See Item 7.01, Regulation FD Disclosure, below.

Item 7.01	Regulation FD Disclosure

Today, May 7, 2026, the Registrant is issuing a press release (furnished as Exhibit 99.1 to this report) announcing its fiscal 2026 second quarter financial and operating results. The press release will be posted on the Registrant’s investor website (https://investor.escotechnologies.com), although the Registrant reserves the right to discontinue that availability at any time.

The Registrant will conduct a related webcast conference call today at 4:00 p.m. Central Time. The conference call webcast will be available on the Registrant’s investor website (https://investor.escotechnologies.com). A slide presentation will be utilized during the call and will be posted on the website prior to the call. For those unable to participate, a webcast replay will be available after the call on the website, although the Registrant reserves the right to discontinue that availability at any time.

Item 9.01	Financial Statements and Exhibits

(d)          Exhibits

Exhibit No.	Description of Exhibit
99.1	Press Release dated May 7, 2026
104	Cover Page Inline Interactive Data File

Other Matters

The information in this report furnished pursuant to Item 2.02 and Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 as amended (“Exchange Act”) or otherwise subject to the liabilities of that section, unless the Registrant incorporates it by reference into a filing under the Securities Act of 1933 as amended or the Exchange Act.

Any references to the Registrant’s website address in this Form 8-K and the press release are included only as inactive textual references, and the Registrant does not intend them to be active links to its website. Information contained on the Registrant’s website does not constitute part of this Form 8-K or the press release.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 7, 2026

ESCO TECHNOLOGIES INC.

	By:	/s/ Christopher L. Tucker
Christopher L. Tucker
Senior Vice President and Chief Financial Officer